POWER OF ATTORNEY

The undersigned officers and/or directors of Special Value Continuation Fund, LLC, a limited liability company, ("SVCF") and Special Value Continuation Partners, LP, a limited partnership, ("SVCP," and collectively with SVCF, the "Funds") each formed under the laws of the State of Delaware, do hereby constitute and appoint Howard M. Levkowitz, Director of each Company, and Paul L. Davis, Chief Financial Officer of each Fund, as his true and lawful attorneys and agents, with full power and authority (acting separately and without the other) to execute in the name and on behalf of the undersigned as such officers and/or directors, a Registration Statement on Form N-2 of SVCF, including any pre-effective amendments and/or any post-effective amendments thereto and any subsequent Registration Statement of SVCF pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act"), and any other filings in connection therewith, and to file the same under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of SVCF or the registration or offering of SVCF's common stock, preferred stock, debt securities or warrants; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of this 31st day of January, 2011.

/s/ H. Levkowtitz
Howard M. Levkowitz
Director

/s/ F. Johnson
Franklin R. Johnson
Director

/s/ H. Wilson
Hugh Steven Wilson
Chief Executive Officer
(principal executive officer)

/s/ P. Davis
Paul L. Davis
Chief Financial Officer
(principal financial and accounting officer)

The undersigned hereby accepts appointment as attorney-in-fact as of this 31st day of January, 2011.

/s/ H. Levkowitz
Howard M. Levkowitz
Director

/s/ P. Davis
Paul L. Davis
Chief Financial Officer
(principal financial and accounting officer)

POWER OF ATTORNEY

The undersigned director of Special Value Continuation Fund, LLC, a limited liability company, ("SVCF") and Special Value Continuation Partners, LP, a limited partnership, ("SVCP," and collectively with SVCF, the "Funds") each formed under the laws of the State of Delaware, does hereby constitute and appoint Howard M. Levkowitz, Director of each Company, and Paul L. Davis, Chief Financial Officer of each Fund, as his true and lawful attorneys and agents, with full power and authority (acting separately and without the other) to execute in the name and on behalf of the undersigned as such director, a Registration Statement on Form N-2 of SVCF, including any pre-effective amendments and/or any post-effective amendments thereto and any subsequent Registration Statement of SVCF pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act"), and any other filings in connection therewith, and to file the same under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of SVCF or the registration or offering of SVCF's common stock, preferred stock, debt securities or warrants; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of this 28th day of February, 2011.

/s/ E. Draut
Eric J. Draut
Director

The undersigned hereby accepts appointment as attorney-in-fact as of this 28th day of February, 2011.

H. Levkowitz
Howard M. Levkowitz
Director

P. Davis
Paul L. Davis
Chief Financial Officer
(principal financial and accounting officer)